Exhibit 99.1

BGC Partners, Inc. Announces Pricing of Public Offering

NEW YORK, NY – June 5, 2008 - BGC Partners, Inc. (Nasdaq: BGCP) (“BGC Partners”), a leading global inter-dealer broker of financial instruments, announced today that it has priced its public offering of shares of its Class A common stock.

20,000,000 shares of Class A common stock are being sold in the offering at $8.00 a share, 10,000,000 of which are primary shares, 3,926,178 of which are secondary shares being sold by Cantor Fitzgerald, L.P, and 6,073,822 of which are secondary shares being sold by limited partners of Cantor Fitzgerald, L.P., and founding partners of BGC Holdings, L.P.

BGC Partners and/or Cantor Fitzgerald, L.P., as a selling stockholder, at BGC Partners’ election, have granted the underwriters an option to purchase up to 3,000,000 additional shares of Class A common stock in the offering for 30 days after the date hereof. BGC Partners will not receive any proceeds from sales of shares by selling stockholders.

The joint book running managers for the public offering are Deutsche Bank Securities Inc. and Cantor Fitzgerald & Co.; the co-lead managers are Wachovia Securities and BMO Capital Markets Corp.; and the co-managers are Keefe, Bruyette & Woods and CastleOak Securities, L.P.

A final prospectus for the offering will be filed with the U.S. Securities and Exchange Commission and, once available, can be accessed on the SEC’s website, www.sec.gov. A copy of the final prospectus may also be obtained by contacting either of the following: Deutsche Bank Securities at Harborside Financial Center, 100 Plaza One, Jersey City, NJ 07311-3988, or by calling toll free at 1-800-503-4611, or by email at prospectusrequest@list.db.com; or Cantor Fitzgerald & Co., ITD Equity Syndicate Manager, 110 East 59th Street New York, New York 10022, 212-294-7858.

Important Information Regarding the Offering

U.S. Legend: A registration statement relating to these securities has been filed with the Securities and Exchange Commission. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

International Legend: This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities, in any jurisdiction outside of the United States to any person to whom it is unlawful to make the offer or solicitation or sale in such jurisdiction. In particular, no action has been taken, or is intended to be taken, by BGC Partners, Inc. or the underwriters which would permit a public offering of any of these securities in any jurisdiction outside of the United States where action for that purpose is required. Accordingly, these securities may not be offered or sold, directly or indirectly, nor any advertisement or other offering material distributed or published, in any jurisdiction outside of the United States, except under circumstances that will result in compliance with any applicable laws and regulations.

About BGC Partners, Inc.

BGC Partners, Inc. (Nasdaq: BGCP) is a leading global inter-dealer broker, specializing in the brokering of financial instruments and related derivatives products. BGC Partners provides integrated voice, hybrid, and fully electronic execution and other brokerage services to many of the world’s largest and most creditworthy banks, broker-dealers, investment banks, and investment firms for a broad range of global financial products, including fixed income securities, interest rate swaps, foreign exchange, equity derivatives, credit derivatives, futures, commodities, structured products, and other instruments. Through its eSpeed and BGCantor Market Data brands, BGC Partners also offers financial technology solutions and market data and analytics related to select financial instruments and markets. Named after fixed income trading innovator B. Gerald Cantor, BGC Partners has offices in New York and London, as well as in Beijing (representative office), Chicago, Copenhagen, Hong Kong, Istanbul, Johannesburg, Mexico City, Nyon, Paris, Seoul, Singapore, Sydney, Tokyo and Toronto.

Discussion of Forward-Looking Statements

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements.

The actual results of BGC Partners, Inc. (“we,” “our”, the “Company”, or the “Combined Company”) and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy for the Combined Company include, but are not limited to, our relationship with Cantor and its affiliates and any related conflicts of interests, competition for and retention of brokers and other managers and key employees, pricing and commissions and market position with respect to any of our products, and that of our competitors, the effect of industry concentration and consolidation, and market conditions, including trading volume and volatility, as well as economic or geopolitical conditions or uncertainties. Results may also be affected by the extensive regulation of our businesses and risks relating to compliance matters, as well as factors related to specific transactions or series of transactions, including credit, performance and unmatched principal risk as well as counterparty failure. Factors may also include the costs and expenses of developing, maintaining and protecting intellectual property, including judgments or settlements paid or received in connection with intellectual property or employment or other litigation and their related costs, and certain financial risks, including the possibility of future losses and negative cash flow from operations, risks of obtaining financing and risks of the resulting leverage, as well as interest and currency rate fluctuations. Our ability to meet expectations with respect to payment of dividends, if any, will depend from period to period on our business and financial condition, our available cash, accounting or other charges and other factors relating to our business and financial condition and needs at the time.

Discrepancies may also result from such factors as the ability to enter new markets or develop new products, trading desks, marketplaces or services and to induce customers to use these products, trading desks, marketplaces or services, to secure and maintain market share, to enter into marketing and strategic alliances, and other transactions, including acquisitions, dispositions, reorganizations, partnering opportunities, and joint ventures, and the integration of any completed transactions, to hire new personnel, to expand the use of technology and to effectively manage any growth that may be achieved. Results are also subject to risks relating to the separation of the BGC businesses and merger and the relationship between the various entities, financial reporting, accounting and internal control factors, including identification of any material weaknesses in our internal controls, our ability to prepare historical and pro forma financial statements and reports in a timely manner, and other factors, including those that are discussed under “Risk Factors” in eSpeed’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 17, 2008; in eSpeed’s definitive proxy statement, which was filed with the SEC on February 11, 2008; and in the Combined Company’s Registration Statement on Form S-1, which was filed with the SEC on April 18, 2008, and as amended thereafter.

We believe that all forward-looking statements are based upon reasonable assumptions when made. However, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that accordingly you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made and we undertake no obligation to update these statements in light of subsequent events or developments.

CONTACTS

Media:

Florencia Panizza

212-294-7938

fpanizza@bgcpartners.com

Investors:

Jason McGruder

212-829-4988

jmcgruder@bgcpartners.com

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